Exhibit 10.1
AMENDMENT NO. 3 TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of March 31, 2009, is by and among AIR METHODS CORPORATION, a Delaware corporation ("AMC"), ROCKY MOUNTAIN HOLDINGS, L.L.C., a Delaware limited liability company, MERCY AIR SERVICE, INC., a California corporation, LIFENET, INC., a Missouri corporation, FSS AIRHOLDINGS, INC., a Delaware corporation, and CJ SYSTEMS AVIATION GROUP, INC., a Pennsylvania corporation, as borrowers and debtors (each individually a "Borrower" and collectively, the "Borrowers"), KEYBANK NATIONAL ASSOCIATION, a national banking association, as lead arranger, sole book runner and administrative agent (in such capacities, "Agent"), BANK OF AMERICA N.A., as successor by merger to LaSalle Bank National Association, as syndication agent (in such capacity, "Syndication Agent"), NATIONAL CITY BANK, as documentation agent (in such capacity, "Documentation Agent"), and the Lenders party to the Loan Agreement (defined below).

RECITALS

A            Pursuant to a certain Revolving Credit, Term Loan and Security Agreement, as amended (the "Loan Agreement"), dated as of September 17, 2007, by and among the Borrowers, the Agent, the Syndication Agent, the Documentation Agent, and the Lenders, Borrowers incurred certain loans from Lenders.

B.            The parties desire to amend the Loan Agreement to make certain amendments to the Loan Agreement as set forth in this Amendment.

C.            Any capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Loan Agreement.

AGREEMENT

1.     Definitions.

(a)           Section 1.1 of the Loan Agreement is amended by adding thereto a new definition of "Recurring Rents," which shall read in its entirety as follows:

"RECURRING RENTS" means rents paid by Borrower with respect to operating leases, but excluding operating lease payments under leases recharacterized as capital leases and operating lease payments otherwise associated with assets refinanced with the proceeds of Debt during the period.

(b)           The definition of "Total Adjusted Debt" found in Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

"TOTAL ADJUSTED DEBT" means, with respect to the Borrowers and their Consolidated Subsidiaries at any date of computation, the sum of (i) all Debt, less (ii) short term notes payable secured by assets held for sale, plus (iii) the product of six (6) times (A) all Recurring Rents paid by such persons during the four (4) Fiscal Quarters ending with the date of computation plus (B) any unfavorable lease amortization.

2.             Loan Agreement.  Except as specifically amended herein, all terms and provisions of the Loan Agreement shall remain in full force and effect.

3.            Amendment Fee.  In consideration of the Lenders’ execution and delivery of this Amendment, as of the date hereof the Borrowers shall pay to each Lender that executes this Amendment a fully earned, non-refundable fee in an amount equal to (a) 0.25% of the Total Revolving Credit Commitment multiplied by such Lender’s Applicable Commitment Percentage, plus (b) 0.25% of the outstanding principal balance of Term Loans to which such Lender is entitled to payment.

4.            Waiver of Claims.  Borrowers hereby agree that this Amendment is a reasonable agreement among the parties in connection with the current facts and circumstances related to Borrowers' business and is in keeping with the tenor of the Loan Agreement, and Borrowers hereby completely and generally waive, release, remise, acquit and forever discharge the Lenders and their respective affiliates, present and past officers, directors, agents, attorneys, predecessors, successors, insurers, parent, subsidiary and sibling corporations and entities, and assigns (collectively, the "Bank Releasees") of and from any and all past and present claims, damages or causes of action arising or relating in any way to the actions of the Bank Releasees relating to the Loan Agreement, this Amendment, the Transaction Documents or any other agreement among the parties, which Borrowers ever had or now has against the Bank Releasees, or any of them.

5.             Miscellaneous.

(a)           No modification, rescission, waiver, release, or amendment of any provision of this Amendment shall be made, except by a written agreement signed by Borrowers and a duly authorized officer of each Lender.

(b)           This Amendment may be executed in any number of counterparts, and by Lenders and Borrowers on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Amendment.

(c)           The provisions of this Amendment are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Amendment is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

(d)           The terms of this Amendment, the Loan Agreement and the Transaction Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Amendment shall prevail.

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(e)           This Amendment, the Loan Agreement, and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements among such parties with respect to such transactions, including, without limitation, those expressed in any commitment letter delivered by Lenders to Borrowers.

(f)            THIS AMENDMENT, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE.

(g)           BORROWERS AND LENDERS AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THE TRANSACTION DOCUMENTS MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO, AND BORROWERS WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO BORROWERS, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OR THE UNITED STATES.

(h)           BORROWERS AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWERS OR LENDERS MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. BORROWERS REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWERS ACKNOWLEDGE THAT THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

(i)            ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWERS) AND US (LENDERS) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE TRANSACTION DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORROWERS:

AIR METHODS CORPORATION

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

ROCKY MOUNTAIN HOLDINGS, L.L.C.

By:	Air Methods Corporation, its sole member

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

[Signature Page to Amendment No. 3]

MERCY AIR SERVICE, INC.

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

LIFENET, INC.

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

FSS AIRHOLDINGS, INC.

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

[Signature Page to Amendment No. 3]

CJ SYSTEMS AVIATION GROUP, INC.

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

[Signature Page to Amendment No. 3]

LENDERS:

As Lender and Agent:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chris Mohler
Name:	Chris Mohler
Title:	Senior Vice President

Address:
1675 Broadway, Suite 300
Denver, Colorado 80202
Attn:	Chris Mohler
Phone:	720-904-4502
Facsimile:	720-904-4515

[Signature Page to Amendment No. 3]

As Lender and Syndication Agent:

BANK OF AMERICA, N.A. as successor by merger to LaSalle Bank National Association

By:	/s/ Robert Likos
Name:	Robert Likos
Title:	Senior Vice President

Address:
370 17th Street, Suite 3590
Denver, Colorado 80202
Attn:	Robert Likos
Phone:	303-825-7571
Facsimile:	303-825-7580

[Signature Page to Amendment No. 3]

As Lender and Documentation Agent:

NATIONAL CITY BANK

By:	/s/ Debra W. Riefner
Name:	Debra W. Riefner
Title:	Senior Vice President

Address:
20 Stanwix Street
Locator 46-25193
Pittsburgh, PA 15222

Phone:	412-644-8880
Facsimile:	412-644-7555

[Signature Page to Amendment No. 3]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

Address:
249 Fifth Avenue
Pittsburg, PA 15222
Attn:	Philip K. Liebscher
Phone:	412-762-3202
Facsimile:	412-762-6484

[Signature Page to Amendment No. 3]

COLORADO BUSINESS BANK

By:	/s/ Doug Pogge
Name:	Doug Pogge
Title:	Senior Vice President

Address:
821 17th Street
Denver, Colorado 80202
Attn:	Doug Pogge
Phone:	303-383-1288
Facsimile:	303-312-3477

  [Signature Page to Amendment No. 3]